Vessels and other fixed assets, net (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2017	Dec. 31, 2016
Cost
Vessels and other fixed assets, net	$ 1,796,943	$ 1,707,209
Vessels and other fixed assets
Cost
Vessels	2,165,892	2,037,737
Other fixed assets	1,984	1,898
Total cost	2,167,876	2,039,635
Accumulated depreciation	$ (370,933)	$ (332,426)